                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------
                                AMENDMENT NO. 1
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 24, 1997
                                                  ----------------

                           Dawcin International Corp.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

New York                            0-18270                 11-2857523
--------                            -------                 ----------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

     100 Garden City Plaza, Garden City, New York                  11530
-------------------------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code  (516) 739-8800

                           Command Credit Corporation
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last report)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro forma financial information:

                  Attached hereto are Pro-forma Financial Statements of the Registrant at June 30, 1996, after the sale of Berwyn Holdings, Inc.

         (c)      Exhibits.

         Index of Exhibits:

         (27)     Financial Data Schedule.

ITEM 7: Financial Statements

                                    PROFORMA
                  DAWCIN INTERNATIONAL CORP. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                     ASSETS

                                      DAWCIN       BERWYN      PROFORMA
                                     June 30      June 30      June 30
                                       1996         1996         1996
                                    ----------   ----------   ----------
Current Assets:

  Cash and Cash Equivalents            $45,295       $2,132      $43,163
  Accounts Receivable, net             248,465      106,990      141,475
  Note Receivable                    3,074,369          -0-    3,074,369
  Prepaid Expenses                       9,913        9,913          -0-
  Interest Receivable                  600,000          -0-      600,000
                                    ----------   ----------   ----------
  Total Current Assets               3,978,042      119,035    3,859,007
                                    ----------   ----------   ----------
Fixed Assets:

  Equipment                            729,117      123,608      605,509
  Furniture & Fixtures                 166,400       22,088      144,312
  Leasehold Improvements               225,003        6,765      218,238
                                    ----------   ----------   ----------
                                     1,120,520      152,461      968,059
  Less:  Accumulated Depreciation
         and Amortization              743,723       68,272      675,451
                                    ----------   ----------   ----------
  Total Net Fixed Assets               376,797       84,189      292,608
                                    ----------   ----------   ----------
Other Assets:

  Marketable Equity Securities          14,500          -0-       14,500
  Organization Expenses                    677          677          -0-
  Computer Software                    119,992      119,992          -0-
  Goodwill                              75,967          -0-       75,967
  Security Deposits                     38,701        3,425       35,276
                                    ----------   ----------   ----------
  Total Other Assets                   249,837      124,094      125,743
                                    ----------   ----------   ----------

Total Assets                        $4,604,676     $327,318   $4,277,358
                                    ==========   ==========   ==========

                                    PROFORMA
                  DAWCIN INTERNATIONAL CORP. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                       LIABILITIES & SHAREHOLDERS' EQUITY

                                                   DAWCIN          BERWYN         PROFORMA
                                                  June 30         June 30          June 30
                                                    1996            1996            1996
                                                ------------    ------------    ------------
Current Liabilities:

  Accounts Payable & Accrued Expenses               $784,517        $214,747        $569,770
  Leases Payable                                      20,141          20,141             -0-
  Payroll Taxes Payable                              239,462         118,498         120,964
  Notes Payable                                      203,065         203,065             -0-
  Salaries Payable                                   158,944           8,775         150,169
  Loans Payable                                      484,622             -0-         484,622
                                                ------------    ------------    ------------
  Total Current Liabilities                        1,890,751         565,226       1,325,525
                                                ------------    ------------    ------------
Long Term Liabilities:

  Leases Payable                                      31,868          17,767          14,101
  Notes Payable                                      911,259         589,369         321,890
                                                ------------    ------------    ------------
  Total Long Term Liabilities                        943,127         607,136         335,991
                                                ------------    ------------    ------------
Total Liabilities                                  2,833,878       1,172,362       1,661,516
                                                ------------    ------------    ------------
Shareholders' Equity:

  Common Stock - Authorized 150 Mill. Shares,
  $.0001 Par Value, 25,406,312 Issued and
  24,384,899 Outstanding at 6/96                       2,540             -0-           2,540
  Paid-In-Capital in Excess of Par Value          43,929,791        (136,585)     44,066,376
  Paid-In-Capital from Treasury Stock                946,434             -0-         946,434
  Paid-In-Capital from Warrants Exercised            902,389             -0-         902,389
  Translation Adjustment                               5,528             -0-           5,528
  Retained (Deficit)                             (42,986,337)       (708,459)    (42,277,878)
                                                ------------    ------------    ------------
  Total Shareholders' Equity                       2,800,345        (845,044)      3,645,389
Less: Treasury Shares at Cost                     (1,029,547)            -0-      (1,029,547)
                                                ------------    ------------    ------------
Net Shareholders' Equity                           1,770,798        (845,044)      2,615,842
                                                ------------    ------------    ------------
Total Liabilities and Shareholders' Equity        $4,604,676        $327,318      $4,277,358
                                                ============    ============    ============

                                    PROFORMA
                  DAWCIN INTERNATIONAL CORP. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            DAWCIN         BERWYN       PROFORMA
                                                           JUNE 30        JUNE 30       JUNE 30
                                                             1996           1996          1996
                                                         ------------    ----------   ------------
Revenues:
---------
  Operating Revenue                                          $821,073      $635,370       $185,703

  Interest Income                                             604,360           -0-        604,360
                                                         ------------    ----------   ------------
  Total Revenue                                            $1,425,433      $635,370       $790,063
                                                         ------------    ----------   ------------
Operating Expenses:
-------------------
  Selling and Administrative Expenses                       3,752,641     1,114,020      2,638,621

 Cost of Shares for Services Rendered                      12,089,321           -0-     12,089,321

  Loss on Investment                                        1,910,304           -0-      1,910,304

  Bad Debt Expense                                            792,713           -0-        792,713

  Taxes                                                       192,521        54,609        137,912
                                                         ------------    ----------   ------------
  Total Operating Expenses                                $18,737,500    $1,168,629     17,568,871
                                                         ------------    ----------   ------------
Net (Loss) from Operations                                (17,312,067)     (533,259)   (16,778,808)
                                                         ------------    ----------   ------------
Non-Operating & Non-Recurring:
------------------------------
   Gain (Loss) on Sale of Marketable Equity Securities        (43,355)          -0-        (43,355)

   Gain  (Loss) on Sale of Asset                              589,369           -0-        589,369
                                                         ------------    ----------   ------------
Net (Loss)                                               ($16,766,053)    ($533,259)   (16,232,794)
                                                         ============    ==========   ============
Net (Loss) per Outstanding
  Common Share                                                 ($2.12)          -0-         ($2.06)
                                                         ============    ==========   ============

                                    PROFORMA
                  DAWCIN INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                            DAWCIN          BERWYN         PROFORMA
                                                           JUNE 30         JUNE 30         JUNE 30
                                                             1996            1996            1996
                                                         ------------    ------------    ------------
Cash Flow from Operations:
--------------------------
Net (Loss)                                               ($16,766,053)      ($533,258)   ($16,232,795)
Adjustments to Reconcile Net Loss
  to Net Cash Provided by Operations
   Depreciation & Amortization                               (219,063)         21,922        (240,985)
   (Gain)/Loss on Sale of Marketable Equity Securities         43,355             -0-          43,355
   Foreign Currency Translation Adjustment                    (14,032)            -0-         (14,032)
(Increase) Decrease in:
   Notes Receivable                                        (2,714,369)            -0-      (2,714,369)
   Prepaid Expenses                                             9,395             (98)          9,493
   Interest Receivable                                       (479,100)            -0-        (479,100)
   Accounts Receivable                                         36,649         (87,213)        123,862
   Organization Expenses                                       29,848             325          29,523
   Security Deposits                                           (4,460)            540          (5,000)
   Computer Software                                          (72,580)        (72,580)
Increase (Decrease) in:
   Accounts Payable                                          (544,902)         24,489        (569,391)
   Leases Payable                                             (54,863)        (15,456)        (39,407)
   Taxes Payable                                             (253,598)         69,889        (323,487)
   Notes Payable                                              443,250         194,574         248,676
   Salaries Payable                                            76,027             -0-          76,027
   Loans Payable                                              312,996         398,669         (85,673)
                                                         ------------    ------------    ------------
Net Cash Used (Provided) by Operations                    (20,171,500)          1,803     (20,173,303)
                                                         ------------    ------------    ------------
Cash Flow from Financing Activities:
------------------------------------
   Proceeds from Issuance of Common Stock                  17,386,941             -0-      17,386,941
   Purchase of Treasury Stock                                (409,847)            -0-        (409,847)
                                                         ------------    ------------    ------------
Net Cash Flow from Financing Activities                    16,977,094             -0-      16,977,094
                                                         ------------    ------------    ------------
Cash Flow from Investing Activities:
------------------------------------
   Capital Expenditures Paid in Cash                          216,445         (10,581)        227,026
   Bank/Data Center Acquisition                               260,993             -0-         260,993
   Goodwill                                                 2,323,881             -0-       2,323,881
   Proceeds from Sale of Marketable Equity Securities         224,784             -0-         224,784
   Purchase of Marketable Equity Securities                   (14,500)            -0-         (14,500)
                                                         ------------    ------------    ------------

Net Cash (Used) by Investing Activities                     3,011,603         (10,581)      3,022,184
                                                         ------------    ------------    ------------
Net Increase in Cash and Cash Equivalents                    (182,803)         (8,778)       (174,025)
Cash and Cash Equivalents Beginning of Period                 228,098          10,910         217,188
                                                         ------------    ------------    ------------
Cash and Cash Equivalents End of Period                       $45,295          $2,132         $43,163
                                                         ============    ============    ============

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Dawcin International Corp.

Date:    April 3, 1997                             By:  /s/ William G. Lucas
                                                      -----------------------
                                                       William G. Lucas
                                                       Chief Executive Officer